SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2004


                           DRAGON PHARMACEUTICAL INC.
               (Exact Name of Registrant as Specified in Charter)


           Florida                        0-27937                65-0142474
-------------------------------   ------------------------ ---------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)              Identification No.)


          1055 Hastings Street, Suite 1900
              Vancouver, British Columbia                         V6E 2E9
      ---------------------------------------                    ---------
      (Address of Principal Executive Offices)                   (Zip Code)




       Registrant's telephone number, including area code: (604) 669-8817

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press release dated May 13, 2004

Item 12. Results of Operations and Financial Condition

     The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. issued a press release on May 13, 2004 announcing and summarizing its financial results for the three-month period ending March 31, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DRAGON PHARMACEUTICAL INC.


Date: May 14, 2004                   By:    /s/ Matthew Kavanagh
                                            ------------------------------------
                                     Name:  Matthew Kavanagh
                                     Title: Director of Finance and Compliance
                                            (Principal Financial and Accounting
                                            Officer)